EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Solely for purposes of complying with 18 U.S.C. 1350, as adopted pursuant to pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned, Chief Executive Officer and Principal Executive Officer of ubroadcast, inc. (the “Company”), hereby certify that:

(1)	The Quarterly Report on Form 10-Q, for the quarter ended March 31, 2009 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 20, 2009.	UBROADCAST, INC.
By:	/s/ JOHN L. CASTIGLIONE
John L. Castiglione, President and Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to ubroadcast, inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.